Exhibit 10.2

STOCK ESCROW AGREEMENT

This STOCK ESCROW AGREEMENT, dated as of December 27, 2023 (“Agreement”), by and among Iron Horse Acquisitions Corp., a Delaware corporation (“Company”), the initial shareholders listed on the signature pages hereto (collectively, the “Initial Shareholders”), and Continental Stock Transfer & Trust Company (the “Escrow Agent”).

WHEREAS, the Company has entered into an Underwriting Agreement, dated as of December 27, 2023 (“Underwriting Agreement”), with EF Hutton, a division of Benchmark Investments, LLC (“EF Hutton”) acting as representative of the underwriters (collectively, the “Underwriters”), pursuant to which, among other matters, the Underwriters have agreed to purchase 6,000,000 units (or 6,900,000 units if the underwriters’ over-allotment option is exercised in full), at $10.00 per unit, each unit (each, a “Unit”) consisting of one share of common stock, par value $0.0001 per share (the “Common Stock”), one warrant, and one right to one-fifth (1/5) of one share of Common Stock upon the consummation of an initial business combination, all as more fully described in the Company’s Prospectus, as most recently amended as of December 22, 2023 (“Prospectus”), comprising part of the Company’s Registration Statement on Form S-1 (File No. 333-275076) under the Securities Act of 1933, as amended (“Registration Statement”), declared effective on December 26, 2023 (“Effective Date”).

WHEREAS, the Initial Shareholders have agreed as a condition of the sale of the Units to deposit their Insider Shares (as defined in the Prospectus), as set forth opposite their respective names on Exhibit A attached hereto (collectively “Escrow Shares”), in escrow as hereinafter provided.

WHEREAS, the Company and the Initial Shareholders desire that the Escrow Agent accept the Escrow Shares, in escrow, to be held and disbursed as hereinafter provided.

IT IS AGREED:

1. Appointment of Escrow Agent. The Company and the Initial Shareholders hereby appoint the Escrow Agent to act in accordance with and subject to the terms of this Agreement and the Escrow Agent hereby accepts such appointment and agrees to act in accordance with and subject to such terms.

2. Deposit of Escrow Shares. On or prior to the date hereof, each of the Initial Shareholders delivered to the Escrow Agent certificates representing such Initial Shareholder’s respective Escrow Shares, together with applicable share powers, to be held and disbursed subject to the terms and conditions of this Agreement. Each of the Initial Shareholders acknowledges that the certificate representing such Initial Shareholder’s Escrow Shares is legended to reflect the deposit of such Escrow Shares under this Agreement.

3. Disbursement of the Escrow Shares.

3.1 The Escrow Agent shall hold the Escrow Shares during the period (the “Escrow Period”) commencing on the date hereof and ending 180 days after the date of the consummation of the Company’s initial business combination (as described in the Registration Statement, hereinafter a “Business Combination”). The Company shall promptly provide notice of the consummation of a Business Combination to the Escrow Agent. The Company, or its successor, shall provide a written notice to the Escrow Agent when the condition (i)(y) is met. Upon completion of the Escrow Period, the Escrow Agent shall disburse such amount of each Initial Shareholder’s Escrow Shares (and any applicable share power) to such Initial Shareholder; provided, however, that if the Escrow Agent is notified by the Company pursuant to Section 6.7 hereof that the Company is being liquidated at any time during the Escrow Period, then the Escrow Agent shall promptly cancel the certificates representing the Escrow Shares; provided further, however, that if, within 180 days after the Company consummates an initial Business Combination, the Company (or the surviving entity) subsequently consummates a liquidation, merger, stock exchange or other similar transaction which results in all of the shareholders of such entity having the right to exchange their shares of Common Stock for cash, securities or other property, then the Escrow Agent will, upon receipt of a notice executed by the Chairman of the Board, Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, Secretary or other authorized officer of the Company, in form reasonably acceptable to the Escrow Agent, certifying that such transaction

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is then being consummated or such conditions have been achieved, as applicable, release the Escrow Shares to the Initial Shareholders. The Escrow Agent shall have no further duties hereunder after the disbursement or cancellation of the Escrow Shares in accordance with this Section 3.1.

3.2 Notwithstanding Section 3.1, if the Underwriters do not exercise their over-allotment option to purchase an additional 900,000 Units of the Company in full within 45 days of the date of the Prospectus (as described in the Underwriting Agreement), the sponsor, Bengochea SPAC Sponsors I LLC (the “Sponsor”), agrees that the Escrow Agent shall return to the Company for cancellation, at no cost, the number of Escrow Shares held by it determined by multiplying (a) the product of (i) 252,000, by (b) a fraction, (i) the numerator of which is 900,000 minus the number of shares of Common Stock purchased by the Underwriters upon the exercise of their over-allotment option, and (ii) the denominator of which is 900,000. The Company shall promptly provide notice of the expiration or termination of the Underwriters’ over-allotment option and the number of Units, if any, purchased by the Underwriters in connection with their exercise thereof, and the applicable calculations of the number of Escrow Shares that shall be released for cancellation to the Escrow Agent.

4. Rights of Initial Shareholders in Escrow Shares.

4.1 Voting Rights as a Shareholder. Subject to the terms of the Insider Letters described in Section 4.4 hereof and except as herein provided, the Initial Shareholders shall retain all of their rights as shareholders of the Company during the Escrow Period, including, without limitation, the right to vote such shares.

4.2 Dividends and Other Distributions in Respect of the Escrow Shares. During the Escrow Period, all dividends payable in cash with respect to the Escrow Shares shall be paid to the Initial Shareholders, but all dividends payable in stock or other non-cash property (“Non-Cash Dividends”) shall be delivered to the Escrow Agent to hold in accordance with the terms hereof. As used herein, the term “Escrow Shares” shall be deemed to include the Non-Cash Dividends distributed thereon, if any.

4.3 Restrictions on Transfer. During the Escrow Period, the only permitted transfers of the Escrow Shares will be transfers, assignments or sales (i) among the Company’s initial stockholders or to the Company’s initial stockholders’ members, officers, directors, consultants or their affiliates, (ii) to a holder’s stockholders or members upon its liquidation, (iii) by bona fide gift to a member of the holder’s immediate family or to a trust, the beneficiary of which is the holder or a member of the holder’s immediate family, for estate planning purposes, (iv) by virtue of the laws of descent and distribution upon death, (v) pursuant to a qualified domestic relations order, (vi) to the Company for no value for cancellation in connection with the consummation of the Company’s initial business combination, or (vii) in connection with the consummation of a business combination at prices no greater than the price at which the shares were originally purchased, in each case (except for clause (vi) or with the Company’s prior consent) where the transferee agrees to the terms of this Agreement and to be bound by these transfer restrictions, but will retain all other rights as Company stockholders, including, without limitation, the right to vote their shares of common stock and the right to receive cash dividends, if declared.

4.4 Insider Letters. Each of the Initial Shareholders has executed a letter agreement with EF Hutton and the Company, dated as indicated on Exhibit B hereto, and the form of which is filed as an exhibit to the Registration Statement (“Insider Letter”), respecting the rights and obligations of such Initial Shareholder in certain events, including but not limited to the liquidation of the Company.

5. Concerning the Escrow Agent.

5.1 Good Faith Reliance. The Escrow Agent shall not be liable for any action taken or omitted by it in good faith and in the exercise of its own best judgment, and may rely conclusively and shall be protected in acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Escrow Agent), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained) which is believed by the Escrow Agent in good faith to be genuine and to be signed or presented by the proper person or persons. The Escrow Agent shall not be bound by any notice or demand, or any waiver, modification, termination or rescission of this Agreement unless evidenced by a writing delivered to the Escrow Agent signed by the proper party

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or parties and, if the duties or rights of the Escrow Agent are affected, unless it shall have given its prior written consent thereto.

5.2 Indemnification. The Escrow Agent shall be indemnified and held harmless by the Company from and against any expenses, including counsel fees and disbursements, or loss suffered by the Escrow Agent in connection with any action, suit or other proceeding involving any claim which in any way, directly or indirectly, arises out of or relates to this Agreement, the services of the Escrow Agent hereunder, or the Escrow Shares held by it hereunder, other than expenses or losses arising from the gross negligence or willful misconduct of the Escrow Agent. Promptly after the receipt by the Escrow Agent of notice of any demand or claim or the commencement of any action, suit or proceeding, the Escrow Agent shall notify the other parties hereto in writing. In the event of the receipt of such notice, the Escrow Agent, in its sole discretion, may commence an action in the nature of interpleader in an appropriate court to determine ownership or disposition of the Escrow Shares or it may deposit the Escrow Shares with the clerk of any appropriate court or it may retain the Escrow Shares pending receipt of a final, non-appealable order of a court having jurisdiction over all of the parties hereto directing to whom and under what circumstances the Escrow Shares are to be disbursed and delivered. The provisions of this Section 5.2 shall survive in the event the Escrow Agent resigns or is discharged pursuant to Sections 5.5 or 5.6 below.

5.3 Compensation. The Escrow Agent shall be entitled to reasonable compensation from the Company for all services rendered by it hereunder. The Escrow Agent shall also be entitled to reimbursement from the Company for all expenses paid or incurred by it in the administration of its duties hereunder including, but not limited to, all counsel, advisors’ and agents’ fees and disbursements and all taxes or other governmental charges.

5.4 Further Assurances. From time to time on and after the date hereof, the Company and the Initial Shareholders shall deliver or cause to be delivered to the Escrow Agent such further documents and instruments and shall do or cause to be done such further acts as the Escrow Agent shall reasonably request to carry out more effectively the provisions and purposes of this Agreement, to evidence compliance herewith or to assure itself that it is protected in acting hereunder.

5.5 Resignation. The Escrow Agent may resign at any time and be discharged from its duties as escrow agent hereunder by its giving the other parties hereto written notice and such resignation shall become effective as hereinafter provided. Such resignation shall become effective at such time that the Escrow Agent shall turn over, to a successor escrow agent appointed by the Company and approved by the Representative, which approval will not be unreasonably withheld, conditioned or delayed, the Escrow Shares held hereunder. If no new escrow agent is so appointed within the 60-day period following the giving of such notice of resignation, the Escrow Agent may deposit the Escrow Shares with any court it reasonably deems appropriate.

5.6 Discharge of Escrow Agent. The Escrow Agent shall resign and be discharged from its duties as escrow agent hereunder if so requested in writing at any time by the other parties hereto, jointly, provided, however, that such resignation shall become effective only upon acceptance of appointment by a successor escrow agent as provided in Section 5.5.

5.7 Liability. Notwithstanding anything herein to the contrary, the Escrow Agent shall not be relieved from liability hereunder for its own gross negligence or its own willful misconduct.

5.8 Waiver. The Escrow Agent hereby waives any right of set-off or any other right, title, interest or claim of any kind (“Claim”) in, or to any distribution of, the Trust Account (as defined in that certain Investment Management Trust Agreement, dated as of the date hereof, by and between the Company and the Escrow Agent as trustee thereunder) and hereby agrees not to seek recourse, reimbursement, payment or satisfaction for any Claim against the Trust Account for any reason whatsoever.

6. Miscellaneous.

6.1 Governing Law. This Agreement shall for all purposes be deemed to be made under and shall be construed in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

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6.2 Third Party Beneficiaries. Each of the Initial Shareholders hereby acknowledges that EF Hutton is a third-party beneficiary of this Agreement and this Agreement may not be modified or changed without the prior written consent of EF Hutton.

6.3 Entire Agreement. This Agreement contains the entire agreement of the parties hereto with respect to the subject matter hereof and, except as expressly provided herein, may not be changed or modified except by an instrument in writing signed by the party to the change, EF Hutton and the Escrow Agent.

6.4 Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation thereof.

6.5 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the respective parties hereto and their legal representatives, successors and assigns, including the holders who receive the Escrow Shares pursuant to Section 4.3, if any.

6.6 Notices. Any notice or other communication required or which may be given hereunder shall be in writing and either be delivered personally or be mailed, certified or registered mail, or by private national courier service, return receipt requested, postage prepaid, and shall be deemed given when so delivered personally or, if mailed, two days after the date of mailing, as follows:

If to the Company, to:

Iron Horse Acquisitions Corp

P.O. Box 2506

Toluca Lake, CA

Attention: Bill Caragol, Chief Operating Officer

with a copy via email to bill@ironhorseacquisition.com

If to a Shareholder, to his address set forth in Exhibit A.

and if to the Escrow Agent, to:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, NY 10004-1561

Attention: Relationship Management

A copy (which copy shall not constitute notice) sent hereunder shall be sent to:

EF Hutton, division of Benchmark Investments, LLC

590 Madison Avenue

39th Floor

New York, NY 10022

Attn: Gaurav Verma

Email: gverma@efhuttongroup.com

and:                        Loeb & Loeb LLP

345 Park Avenue

New York, NY 10154

Attn: David J. Levine

Email: dlevine@loeb.com

The parties may change the persons and addresses to which the notices or other communications are to be sent by giving written notice to any such change in the manner provided herein for giving notice.

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6.7 Liquidation of the Company. The Company shall give the Escrow Agent written notification of the liquidation and dissolution of the Company in the event that the Company fails to consummate a Business Combination within the time period specified in the Prospectus.

[Signature Page Follows]

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WITNESS the execution of this Agreement as of the date first above written.

COMPANY:

IRON HORSE ACQUISITIONS CORP.

By:
Name: Jose Antonio Bengochea
Title: Chief Executive Officer

INITIAL SHAREHOLDERS:

BENGOCHEA SPAC SPONSORS I LLC

By:	/s/ Jose Antonio Bengochea
Name: Jose Antonio Bengochea
Title: Chief Executive Officer

ESCROW AGENT:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

By:	/s/ Erika Young 12/26/2023
Name: Erika Young
Title: Vice President

[Signature Page to Stock Escrow Agreement]

EXHIBIT A

Initial Shareholders

Name and Address[1] of Initial Shareholder	Number of Shares	Date of Insider Letter
Bengochea SPAC Sponsors I LLC[2]	1,932,000	December 27, 2023

[1]	The address of each Initial Shareholder is c/o, Iron Horse Acquisitions Corp.

P.O. Box 2506, Toluca Lake, California 91610.

[2]	Each director and officer of the Company has beneficial ownership, in either their capacity as a director of the Company, their capacity as an officer of the Company, or their capacity as an investor (in their personal capacity) in the Sponsor, of certain shares of Common Stock within the 1,932,000 shares held by the Sponsor, as further described in the Registration Statement. Accordingly, each director and officer of the Company is also entering into an Insider Letter (dated as of December 26, 2023) with respect to such shares, although such shares will be directly held by the Sponsor until the consummation of the Company’s initial Business Combination.

EXHIBIT B

Insider Letter

Exhibit 10.1

[•], 2023

Iron Horse Acquisitions Corp.

P.O. Box 2506

Toluca Lake, California 91610

EF Hutton, division of Benchmark Investments, LLC
590 Madison Avenue, 39th Floor

New York, NY 10022

Re: Initial Public Offering

Ladies and Gentlemen:

This letter is being delivered to you in accordance with the Underwriting Agreement (the “Underwriting Agreement”) entered into by and between Iron Horse Acquisitions Corp., a Delaware corporation (the “Company”), and EF Hutton, division of Benchmark Investments, LLC, as Representative (the “Representative”) of the underwriters named on Schedule A thereto (the “Underwriters”), relating to an underwritten initial public offering (the “IPO”) of the Company’s units (the “Units”), each comprised of one share of common stock of the Company, $0.0001 par value (the “Common Stock”), and one-fifth (1/5th) of one right, with each right to receive one share of Common Stock upon the consummation of an initial business combination. Certain capitalized terms used herein are defined in paragraph 16 hereof.

In order to induce the Company and the Underwriters to enter into the Underwriting Agreement and to proceed with the IPO, and in recognition of the benefit that such IPO will confer upon the undersigned as a shareholder of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees with the Company as follows:

1. If the Company solicits approval of its shareholders of a Business Combination, the undersigned will vote all shares of Common Stock beneficially owned by him, her or it, whether acquired before, in or after the IPO, in favor of such Business Combination.

2. (a) Unless the Company’s shareholders are previously given the option to redeem their shares in connection with amending applicable documents to extend the time that the Company has to complete a Business Combination and the Company fails to consummate a Business Combination within 12 months from the closing of the Company’s IPO (or, in the event that the Company extended the period of time to consummate a business combination up to 18 months from the closing of the Company’s IPO. as specified in the Company’s certificate of incorporation, as the same may be amended from time to time (the “Charter”)), the undersigned shall take all reasonable steps to (i) cause the Trust Fund to be liquidated and distributed to the holders of the IPO Shares and (ii) cause the Company to liquidate as soon as reasonably practicable.

(b) The undersigned hereby waives any and all right, title, interest or claim of any kind in or to any distribution of the Trust Fund and any remaining net assets of the Company as a result of such liquidation with respect to his, her or its Insider Shares (“Claim”) and hereby waives any Claim the undersigned may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the Trust Fund for any reason whatsoever.

[3. (a) In the event of the liquidation of the Trust Fund, the undersigned agrees to indemnify and hold harmless the Company against any and all loss, liability, claims, damage and expense whatsoever (including, but not limited to, any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, whether pending or threatened, or any claim whatsoever) which the Company may become subject as a result of any claim by any target business or vendor or other person who is owed money by the Company for services rendered or products sold or contracted for, but only to the extent necessary to ensure that such loss, liability, claim, damage or expense does not reduce the amount of funds in the Trust Fund; provided that such indemnity shall not apply if such target business, vendor or other person has executed an agreement waiving any claims against the Trust Fund.]1

(b) The undersigned agrees not to transfer, assign or sell any Private Warrants or Common Stock issuable upon exercise of any Private Warrants owned by the undersigned until thirty (30) days after the consummation of an initial Business Combination.

4. [In the event that the Company does not consummate a Business Combination and must liquidate and its remaining net assets are insufficient to complete such liquidation, the undersigned agrees to advance such funds necessary to complete such liquidation and agrees not to seek recourse for such expenses.]2

5. The undersigned will escrow all of his, her or its Insider Shares pursuant to the terms of a Stock Escrow Agreement, which the Company will enter into with the undersigned and an escrow agent acceptable to the Company.

7. In order to minimize potential conflicts of interest which may arise from multiple affiliations, the undersigned agrees to present to the Company for its consideration, prior to presentation to any other person or entity, any suitable opportunity to acquire a target business (provided that such prospective target business has a fair market value of at least 80% of the assets held in the trust account (net of deferred underwriting commissions and taxes payable) at the time of the agreement to enter into the initial business combination), until the earlier of the consummation by the Company of a Business Combination or the liquidation of the Company, subject to any pre-existing fiduciary and contractual obligations the undersigned might have.

8. The undersigned acknowledges and agrees that prior to entering into a Business Combination with a target business that is affiliated with any Insiders of the Company or their affiliates, including any company that is a portfolio company of, or otherwise affiliated with, or has received financial investment from, an entity with which any Insider or their affiliates is affiliated, such transaction must be approved by a majority of the Company’s disinterested independent directors and the Company must obtain an opinion from an independent investment banking firm that such Business Combination is fair to the Company’s unaffiliated shareholders from a financial point of view.

9. Neither the undersigned, any member of the family of the undersigned, nor any affiliate of the undersigned will be entitled to receive and will not accept any compensation or other cash payment prior to, or for services rendered in connection with, the consummation of the Business Combination; provided that the Company shall be allowed to repay working capital loans made by the undersigned to the Company in cash upon consummation of the Business Combination. Notwithstanding the foregoing, the undersigned and any affiliate of the undersigned shall be entitled to reimbursement from the Company for their out-of-pocket expenses incurred in connection with identifying, investigating and consummating a Business Combination.

10. Neither the undersigned, any member of the family of the undersigned, nor any affiliate of the undersigned will be entitled to receive a finder’s fee or any other compensation in the event the undersigned, any member of the family of the undersigned or any affiliate of the undersigned originates a Business Combination (provided that, for the avoidance of doubt, Bengochea SPAC Sponsors I LLC reserves the right to award a portion of its own shares of Common Stock of the Company for eventual allocation to other Insiders in the event of extraordinary contributions to the origination of a Business Combination, solely to the extent the same is permitted under the Company’s contractual arrangements and organizational documents and all applicable laws and regulations).

11. [The undersigned agrees to be a director or officer of the Company until the earlier of the consummation by the Company of a Business Combination or the liquidation of the Company. The undersigned’s biographical information previously furnished to the Company and the Representative is true and accurate in all material respects, does not omit any material information with respect to the undersigned’s biography and contains all of the information required to be disclosed pursuant to Item 401 of Regulation S-K, promulgated under the Securities Act of 1933.]3 The undersigned’s FINRA Questionnaire or/and Director and Officer Questionnaire previously furnished to the Company and the Representative is true and accurate in all material respects. The undersigned represents and warrants that:

(a) He, she or it has never had a petition under the federal bankruptcy laws or any state insolvency law been filed by or against (i) him, her or it. or any partnership in which he or she was a general partner at or within two years before the time of filing; or (ii) any corporation or business association of which he or she was an executive officer at or within two years before the time of such filing;

1 Bengochea SPAC Sponsors I LLC only.
2 Bengochea SPAC Sponsors I LLC only.
3 Only remove for Bengochea SPAC Sponsors I LLC.
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(b) He, she or it has never had a receiver, fiscal agent or similar officer been appointed by a court for his business or property, or any such partnership;

(c) He, she or it has never been convicted of fraud in a civil or criminal proceeding;

(d) He, she or it has never been convicted in a criminal proceeding or named the subject of a pending criminal proceeding (excluding traffic violations and minor offenses);

(e) He, she or it has never been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining or otherwise limiting him, her or it from (i) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission (“CFTC”) or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or from engaging in or continuing any conduct or practice in connection with any such activity; or (ii) engaging in any type of business practice; or (iii) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities or federal commodities laws;

(f) He, she, or it has never been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than 60 days his, her or its right to engage in any activity described in 11(e)(i) above, or to be associated with persons engaged in any such activity;

(g) He, she, or it has never been found by a court of competent jurisdiction in a civil action or by the SEC to have violated any federal or state securities law, where the judgment in such civil action or finding by the SEC has not been subsequently reversed, suspended or vacated;

(h) He, she, or it has never been found by a court of competent jurisdiction in a civil action or by the CFTC to have violated any federal commodities law, where the judgment in such civil action or finding by the CFTC has not been subsequently reversed, suspended or vacated;

(i) He, she, or it has never been the subject of, or a party to, any federal, state or foreign judicial or administrative order, judgment, decree or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (i) any federal, state or foreign securities or commodities law or regulation, (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and desist order, or removal or prohibition order or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity;

(j) He, she or it has never been the subject of, or party to, any sanction or order, not subsequently reversed, suspended or vacated, or any self-regulatory organization, any registered entity, or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member;

(k) He, she or it has never been convicted of any felony or misdemeanor: (i) in connection with the purchase or sale of any security; (ii) involving the making of any false filing with the SEC; or (iii) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment advisor or paid solicitor of purchasers of securities;

(l) He, she or it was never subject to a final order of a state or foreign securities commission (or an agency of officer of a state performing like functions); a state or foreign authority that supervises or examines banks, savings associations, or credit unions; a state or foreign insurance commission (or an agency or officer of a state

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performing like functions); an appropriate federal or foreign banking agency; the CFTC; or the National Credit Union Administration that is based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct;

(m) He, she or it has never been subject to any order, judgment or decree of any court of competent jurisdiction, that, at the time of the sale of the Units, restrained or enjoined him, her or it from engaging or continuing to engage in any conduct or practice: (i) in connection with the purchase or sale of any security; (ii) involving the making of any false filing with the SEC or any foreign regulatory agency with similar functions; or (iii) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities;

(n) He, she or it has never been subject to any order of the SEC or any foreign regulatory agency with similar functions that orders him, her or it to cease and desist from committing or causing a future violation of: (i) any scienter-based anti-fraud provision of the federal securities laws, including, but not limited to, Section 17(a)(1) of the Securities Act, Section 10(b) of the Exchange Act and Rule 10b-5 thereunder, Section 15(c) and Section 206(1) of the Advisers Act or any other rule or regulation thereunder; or (ii) Section 5 of the Securities Act;

(o) He, she or it has never filed (as a registrant or issuer), or been named as an underwriter in any registration statement or Regulation A offering statement filed with the SEC that was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or is, currently, the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued;

(p) He, she or it has never been subject to a United States Postal Service false representation order, or is currently subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations;

(q) He, she or it is not subject to a final order of a state securities commission (or an agency of officer of a state performing like functions); a state authority that supervises or examines banks, savings associations, or credit unions; a state insurance commission (or an agency or officer of a state performing like functions); an appropriate federal banking agency; the CFTC; or the National Credit Union Administration that bars the undersigned from: (i) association with an entity regulated by such commission, authority, agency or officer; (ii) engaging in the business of securities, insurance or banking; or (iii) engaging in savings association or credit union activities;

(r) He, she or it is not subject to an order of the SEC entered pursuant to section 15(b) or 15B(c) of the Securities Exchange Act of 1934 (the “Exchange Act”) or section 203(e) or 203(f) of the Investment Advisers Act of 1940 (the “Advisers Act”) that: (i) suspends or revokes the undersigned’s registration as a broker, dealer, municipal securities dealer or investment adviser; (ii) places limitations on the activities, functions or operations of, or imposes civil money penalties on, such person; or (iii) bars the undersigned from being associated with any entity or from participating in the offering of any penny stock; and

(s) He, she or it has never been suspended or expelled from membership in, or suspended or barred from association with a member of, a securities self-regulatory organization (e.g., a registered national securities exchange or a registered national or affiliated securities association) for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade.

12. The undersigned has full right and power, without violating any agreement by which he, she or it is bound, to enter into this letter agreement [and to serve as a Director and/or officer of the Company and consents to being named in the registration statement on Form S-l and prospectus filed by the Company with the U.S. Securities and Exchange Commission, road show and any other materials as an officer and/or director of the Company, as applicable.]4.

4 Only remove for Bengochea SPAC Sponsors I LLC.
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13. The undersigned hereby waives his, her or its right to exercise redemption rights with respect to any shares of Common Stock owned or to be owned by the undersigned, directly or indirectly, whether purchased by the undersigned prior to the IPO, in the IPO or in the aftermarket, and agrees that he, she or it will not seek redemption with respect to or otherwise sell, such shares in connection with any vote to approve a Business Combination with respect thereto, a vote to amend the provisions of the Company’s Charter, or a tender offer by the Company prior to a Business Combination.

14. The undersigned hereby agrees to not propose, or vote in favor of, an amendment to the Company’s Charter with respect to the Company’s pre-Business Combination activities prior to the consummation of a Business Combination unless the Company offers holders of IPO Shares the right to receive their pro rata portion of the funds then held in the Trust Fund.

15. In connection with Section 5-1401 of the General Obligations Law of the State of New York, this letter agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of law that would result in the application of the substantive law of another jurisdiction. The parties hereto agree that any action, proceeding or claim arising out of or relating in any way to this letter agreement shall be resolved through final and binding arbitration in accordance with the International Arbitration Rules of the American Arbitration Association (“AAA”). The arbitration shall be brought before the AAA International Center for Dispute Resolution’s offices in New York City, New York, will be conducted in English and will be decided by a panel of three arbitrators selected from the AAA Commercial Disputes Panel and that the arbitrator panel’s decision shall be final and enforceable by any court having jurisdiction over the party from whom enforcement is sought. The cost of such arbitrators and arbitration services, together with the prevailing party’s legal fees and expenses, shall be borne by the non-prevailing party or as otherwise directed by the arbitrators.

16. As used herein, (i) a “Business Combination” shall mean a merger, share exchange, asset acquisition, contractual arrangement, share purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities; (ii) “Insiders” shall mean all officers, directors and shareholders of the Company immediately prior to the IPO; (iii) “Insider Shares” shall mean all of the shares of Common Stock of the Company acquired by an Insider prior to the IPO and any shares of Common Stock underlying the Private Warrants; (iv) “IPO Shares” shall mean the shares of Common Stock issued in the Company’s IPO; (v) [“Private Warrants” shall mean (x) the Warrants purchased in the private placement taking place simultaneously with the consummation of the Company’s IPO and (y) the additional Warrants that may be purchased in connection with the exercise of the over-allotment option by the underwriters in the IPO as described in the Registration Statement; (vi)]5 “Registration Statement” means the registration statement on Form S-l filed by the Company with respect to the IPO; and (vii) “Trust Fund” shall mean the trust fund into which a portion of the net proceeds of the Company’s IPO will be deposited.

17. Any notice, consent or request to be given in connection with any of the terms or provisions of this letter agreement shall be in writing and shall be sent by express mail or similar private courier service, by certified mail (return receipt requested), by hand delivery, by facsimile transmission or by email transmission (with confirmation of receipt).

5 Bengochea SPAC Sponsors I LLC only.

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If to the Representative:

EF Hutton, division of Benchmark Investments, LLC
590 Madison Avenue, 39th Floor
New York, NY 10022
Attention: Sam Fleischman

Email: sfleischman@efhuttongroup.com

With a copy (which copy shall not constitute notice) to:

Loeb & Loeb LLP
345 Park Avenue
New York, NY 10154
Attn: Mitchell Nussbaum, Esq.

If to the Company:

Iron Horse Acquisitions Corp.

P.O. Box 2506

Toluca Lake, CA 91610

Attn: Jose Antonio Bengochea, Chief Executive Officer
Email: jose@ironhorseacquisition.com

With a copy (which copy shall not constitute notice) to:

Zarren Law Group, LLC
8 Park Center Court, Suite 100
Baltimore, MD 21117

Attn: Jason C. Harmon and Kenneth C. Winterbottom IV

Email: jharmon@zarrenlawgroup.com; kwinterbottom@zarrenlawgroup.com

18. No party hereto may assign either this letter agreement or any of its rights, interests, or obligations hereunder without the prior written consent of the other party. Any purported assignment in violation of this paragraph shall be void and ineffectual and shall not operate to transfer or assign any interest or title to the purported assignee. This letter agreement shall be binding on the parties hereto and any successors and assigns thereof.

19. The undersigned acknowledges and understands that the Underwriters and the Company will rely upon the agreements, representations and warranties set forth herein in proceeding with the IPO.

[Signature Page Follows]

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Sincerely,

By:

Name of Insider:

Signature Page to Letter Agreement

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